UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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First Business Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

First Business Financial Services, Inc.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2010
To the Shareholders of
First Business Financial Services, Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of First Business Financial Services, Inc. (the “Company”) will be held on Monday, May 17, 2010, at 4:00 P.M., local time, at the Fluno Center for Executive Education located at 601 University Avenue, Madison, Wisconsin 53715, for the following purposes:
1. To elect three Class III directors to hold office until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified.
2. To ratify the selection of KPMG LLP as our independent auditor for fiscal year 2010.
3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The close of business on March 17, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.
You may vote your shares over the Internet at www.investorvote.com/FBIZ, by calling toll-free within the USA, US territories and Canada at 1-800-652-VOTE (8683), by completing and mailing the enclosed proxy card or in person at the 2010 annual meeting of shareholders. You may revoke your proxy at any time prior to the vote at the meeting and vote your shares in person at the meeting or by using any of the voting options provided. Please review the enclosed proxy statement and proxy card and follow the directions carefully in exercising your vote.

By Order of the Board of Directors FIRST BUSINESS FINANCIAL SERVICES, INC.
/s/ Barbara M. Conley
Barbara M. Conley
SVP, General Counsel & Corporate Secretary
Madison, Wisconsin
April 1, 2010
Your vote is important no matter how large or small your holdings may be. To assure your representation at the meeting, please vote by completing and returning the enclosed proxy card, by attending the annual meeting of shareholders, by telephone or over the Internet. Instructions for all three methods of voting in advance of the annual meeting are included on the enclosed proxy card.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 17, 2010: Copies of this Notice, Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2009 are available at www.firstbusiness.com/proxymaterials.

First Business Financial Services, Inc.
401 Charmany Drive
Madison, Wisconsin 53719
PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2010
This proxy statement is being furnished to shareholders by the Board of Directors (the “Board”) of First Business Financial Services, Inc. (the “Company”) beginning on or about April 1, 2010 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Monday, May 17, 2010, at 4:00 P.M., local time, at the Fluno Center for Executive Education at 601 University Avenue, Madison, Wisconsin 53715, and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.
Execution of a proxy given in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or at the Annual Meeting.
A proxy, in the enclosed form, that is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained in the proxy. The shares represented by executed but unmarked proxies will be voted FOR the three persons nominated for election as directors referred to in this proxy statement, FOR the ratification of the selection of KPMG LLP as the Company’s independent auditor for 2010 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of three directors and the ratification of the selection of KPMG LLP as the Company’s independent auditor for 2010, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.
Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on March 17, 2010 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 2,540,141 shares of Common Stock, each of which is entitled to one vote.
ITEM 1 — ELECTION OF DIRECTORS
The Company’s By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect three directors to hold office until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the three persons named as nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Votes will be tabulated by an inspector of elections appointed by the Board.
The following sets forth certain information, as of February 8, 2010, about the Board’s nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

Nominees for Election at the Annual Meeting
Terms expiring at the 2013 Annual Meeting
Jan A. Eddy, age 60, has served as a director of the Company since October 2003, is the Chair of the Corporate Governance and Nominating Committee and serves on the Audit Committee. She also serves as the Chair of the Board of Directors of the Company’s First Business Bank subsidiary and sits on the Governance Committee and Directors’ Loan Committee. She has served as a director of First Business Bank since April 1990. Ms. Eddy served as President and Chief Executive Officer of Wingra Technologies, a designer and distributor of software, from October 1991 to January 2005. Quest Software purchased Wingra Technologies in January 2005. Ms. Eddy held the position of Business Development Executive at Quest Software from January 2005 to October 2005.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Ms. Eddy should serve as a Company director includes CEO level experience in strategy development and implementation, mergers and acquisitions and enterprise risk management, 25 years as CEO of her own company, significant governance experience from service on other boards and a strong background in information technology.
John M. Silseth, age 54, has served as a director of the Company since October 2006, is the Chair of the Compensation Committee and serves on the Audit Committee. He also serves as Chair of the Board of Directors of the Company’s First Business Bank-Milwaukee subsidiary and sits on the Directors’ Loan Committee. Mr. Silseth has been President of Antietam LLC, a private investment firm located in Milwaukee, Wisconsin, since 1986. He also serves on the Board of Directors of various Antietam portfolio companies, other privately held companies and charitable organizations.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Silseth should serve as a Company director includes executive level experience in enterprise risk management, a strong background in financial reporting, accounting and financial controls as a Certified Public Accountant, significant governance experience through service on numerous boards and experience in mergers and acquisitions.
Dean W. Voeks, age 67, has served as a director of the Company since April 1996, is Chair of the Audit Committee and is a member of the Corporate Governance and Nominating Committee. From January 1991 until October 2001, Mr. Voeks was the President and Chief Executive Officer of Chorus Communications Group Ltd., a telecommunications company.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Voeks should serve as a Company director includes CEO level experience in core management disciplines such as strategic planning, human resources and enterprise risk management, governance experience through service on other boards, a strong financial background and specific experience with regulated companies.
THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” SUCH NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” SUCH NOMINEES.

Directors Continuing in Office
Terms expiring at the 2012 Annual Meeting
Mark D. Bugher, age 61, has served as a director of the Company since July 2005 and is a member of the Audit Committee and the Compensation Committee. Mr. Bugher has served as the Director of University Research Park in Madison, Wisconsin since 1999. Prior to this role, Mr. Bugher served as the Secretary of the State of Wisconsin Department of Administration from 1996 to 1999. From 1988 to 1996, he served as Secretary of the State of Wisconsin Department of Revenue. Mr. Bugher serves in leadership positions as chair or board member for many organizations promoting economic development in Wisconsin.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Bugher should serve as a Company director includes executive level experience in strategy development and implementation, governance experience through service on other boards and other governance and audit committees, economic development expertise and a strong background in the commercial real estate, government and health care sectors.
Corey A. Chambas, age 47, has served as a director since July 2002, as Chief Executive Officer of the Company since December 2006 and as President of the Company since February 2005. He served as Chief Operating Officer of the Company from February 2005 to September 2006 and as Executive Vice President of the Company from July 2002 to February 2005. He served as Chief Executive Officer of the Company’s First Business Bank subsidiary from July 1999 to September 2006 and as President of First Business Bank from July 1999 to February 2005. He currently serves as a director of the following subsidiaries of the Company: First Business Bank, First Business Bank-Milwaukee, First Business Equipment Finance, LLC, First Business Capital Corp., First Madison Investment Corp. and FMCC Nevada Corp.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Chambas should serve as a Company director includes the depth and breadth of his experience as CEO of the Company and his over 25 years of financial services industry experience with specific focus in the commercial banking sector, his executive level experience in core management disciplines including strategy development and implementation, human resources, financial management and sales and marketing and his governance experience through service on other boards and board committees.
Gary E. Zimmerman, age 67, has served as a director of the Company since April 1991 and serves on the Compensation Committee and the Corporate Governance and Nominating Committee. Mr. Zimmerman has been Chairman of Terra Engineering and Construction Corporation from March 1974 to the present. In addition, he was President and Chief Executive Officer of Terra from March 1973 to November 1999.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Zimmerman should serve as a Company director includes CEO level experience in strategy development and implementation and enterprise risk management, governance experience through his board service and 20 years of experience as CEO of his own engineering and construction company.

Terms expiring at the 2011 Annual Meeting
Jerome J. Smith, age 65, has served as a director of the Company since December 1989, and Chair of the Board of Directors of the Company since July 2006. He served as Chief Executive Officer from December 1989 to December 2006. He served as President of the Company from December 1989 to February 2005. He also served as President and Chief Executive Officer of the Company’s First Business Bank subsidiary from December 1989 to July 1999 and as Chair of its Board of Directors from April 2001 to December 2003.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Smith should serve as a Company director includes over 40 years of executive level experience in the financial services industry including 16 years as the Company’s CEO, over 30 years of governance experience through service on multiple boards, CEO level experience in strategy development and implementation, merger and acquisition experience, a strong background in sales and marketing management and NACD Director Certification.
Leland C. Bruce, age 69, has served as a director of the Company since December 2001, and is a member of the Corporate Governance and Nominating Committee and the Compensation Committee. In addition, he served as a director of First Business Bank from 1992 to 2009 and First Business Capital Corp. from 2002 to 2009. Mr. Bruce is the founder and President, Chief Executive Officer and Chairman of the Bruce Company of Wisconsin, Inc., a company providing landscaping and golf course construction services.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Bruce should serve as a Company director includes CEO level experience in strategic planning and financial management, 18 years of experience in the financial services industry as a director of First Business Bank, his role as CEO and Chair of his own landscaping and golf course construction company and his strong background in the commercial real estate sector.
Barbara H. Stephens, age 50, has served as a director of the Company since January 2010 and is a member of the Compensation Committee. Ms. Stephens is a Senior Vice President in Human Resources with Bucyrus International, Inc. and has been a Human Resources executive with Bucyrus since 2005. Prior to that, she was a Director of Human Resources with Snap-On Tools, LLC from November 1994 to February 2005.
The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Ms. Stephens should serve as a Company director includes executive level experience in Human Resources with a public company, over 20 years of general human resources experience including executive compensation and benefits oversight and a strong background in leadership development and succession planning.
Director Disclosures
None of the above named directors or director nominees held a directorship at any public company or any company registered as an investment company under the Investment Company Act during the past five years. None of the above named directors or director nominees was a party to any SEC enforcement actions or any legal proceedings that are material to an evaluation of their ability or integrity.
CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES
Independent Directors and Meeting Attendance
Of the nine directors currently serving on the Board of Directors, the Board has determined that Leland C. Bruce, Mark D. Bugher, Jan A. Eddy, John M. Silseth, Barbara H. Stephens, Dean W. Voeks and Gary E. Zimmerman are “independent directors” as that term is defined in the listing standards of The Nasdaq Stock Market, Inc.

Directors are expected to attend the Company’s annual meeting of shareholders each year. All directors who were directors at the time of the Company’s 2009 Annual Meeting attended the meeting.
The Board held nine meetings in 2009. Eight of the nine directors who were directors in 2009 attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which the director served and (2) the total number of meetings held by all committees of the Board on which such director served during the period in which the director served in 2009.
Board Leadership Structure
The roles of Board Chair and Chief Executive Officer are held separately. Mr. Smith serves as Chair, and Mr. Chambas serves as Chief Executive Officer. The Board believes that at the time of this filing, separation of these roles is in the best interest of the Company and its shareholders because separation:
•	Allows for additional talents, perspectives and skills on the Board;

•	Preserves the distinction between the CEO’s leadership of management and the Chair’s leadership of the Board;

•	Promotes a balance of power and an avoidance of conflict of interest;

•	Serves as an effective channel for the Board to express its views on management;

•	Allows the CEO to focus on leading the Company while the Chair can focus on leading the Board, as well as on monitoring corporate governance and shareholder issues; and

•	Is considered an industry best practice.
Since Mr. Smith is the Company’s former CEO, this separation also provides the Company with the benefit of a Chair who fully understands the risks, issues and opportunities relating to the Company and the financial services industry and allows for the effective management transition between the former CEO and the current CEO.
Committees
The Board has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each of these committees has the responsibilities set forth in formal written charters adopted by the Board. Copies of these charters are available free of charge on the Company’s website located at www.firstbusiness.com.
The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee presently consists of Dean W. Voeks (Chair), Mark D. Bugher, Jan A. Eddy and John M. Silseth, each of whom meets the independence standards of The Nasdaq Stock Market, Inc. and the Securities and Exchange Commission for audit committee members. The Board has determined that John M. Silseth qualifies as an “audit committee financial expert,” as that term is defined by the Securities and Exchange Commission, because he has the requisite attributes through his education and experience. The Audit Committee held five meetings in 2009.

The Compensation Committee reviews and recommends to the Board the compensation structure for the Company’s directors and executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation, and administers the Company’s equity incentive plans. John M. Silseth (Chair), Leland C. Bruce, Mark D. Bugher, Barbara H. Stephens and Gary E. Zimmerman are the current members of the Compensation Committee, each of whom meets the independence standards of The Nasdaq Stock Market, Inc. for compensation committee members. The Compensation Committee held five meetings in 2009.
The Corporate Governance and Nominating Committee’s primary functions are to recommend persons to be selected by the Board as nominees for election as directors, recommend persons to be elected to fill any vacancies on the Board, lead the Board in its annual review of Board performance and develop and recommend to the Board corporate governance principles, policies and procedures. The Corporate Governance and Nominating Committee consists of Jan A. Eddy (Chair), Leland C. Bruce, Dean W. Voeks and Gary E. Zimmerman, each of whom meets the independence standards of The Nasdaq Stock Market, Inc. for nominating committee members. The Corporate Governance and Nominating Committee held four meetings in 2009.
Nominations of Directors
The Corporate Governance and Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Corporate Governance and Nominating Committee should be sent to the Corporate Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee. The Company’s By-laws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of an intent to make such a nomination to the Corporate Secretary of the Company not less than 60 days or more than 90 days prior to the date of the previous year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days.)
In making recommendations to the Company’s Board of nominees to serve as directors, the Corporate Governance and Nominating Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen and industry knowledge. In evaluating director nominees, the Board with the assistance of the Corporate Governance and Nominating Committee, considers diversity of viewpoint, backgrounds, technical skills, industry knowledge and experience and local or community ties. The Board believes the following minimum qualifications must be met by a director nominee to be recommended by the Corporate Governance and Nominating Committee:
1.	Each director must display high personal and professional ethics, integrity and values.

2.	Each director must have the ability to exercise sound business judgment.

3.
Each director must be accomplished in his or her respective field as an active or former executive officer of a public or private organization, with broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

4.	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

5.	Each director must be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

6.	Each director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.
Director Diversity Policy
The Company’s Corporate Governance and Nominating Committee considers diversity in making director nominee recommendations. In evaluating director nominees, the Board considers diversity of viewpoint, background, technical skills, industry knowledge and experience and local or community ties. The Board believes directors should be selected so the Board is balanced with each director contributing talents, skills and experiences the Board needs as a team, supplementing existing resources and providing talent for future needs so the Board is a diverse body.
The Board implements this Policy through the Corporate Governance and Nominating Committee’s ongoing needs assessment process. The Committee identifies the key attributes needed for the Board as a whole, identifies director qualifications currently in place and prioritizes skills desired in nominees. These desired skills and attributes are considered in the recruiting and nominating process and evaluated on a regular basis.
Board Role in Risk Oversight
The full Board is responsible for oversight of the Company’s enterprise wide risk management including strategic risk, financial reporting risk, credit risk, liquidity risk and operational risk. Given the critical link between strategy and risk, the full Board is also responsible for developing strategies based on an assessment of the Company’s overall risk tolerance, the related opportunities and the capacity to manage the resulting risk. The Board may delegate the responsibility for identifying, analyzing and managing risk to the appropriate Committees of the Board in accordance with the Committee Charters. The Committees report back to the Board with recommendations and updates. The Committee Charters are reviewed annually to reflect the changing risk environment. To best coordinate the management of shared risk issues, Committees work together and share common membership. Management responsible for day to day risk management responsibilities report to the Board and/or to the appropriate Committees at the Board direction.
Communications with the Board of Directors
Shareholders may communicate with the Board by writing to First Business Financial Services, Inc., Board of Directors (or, at the shareholder’s option, to a specific director), c/o Barbara M. Conley, SVP, General Counsel and Corporate Secretary, 401 Charmany Drive, Madison, Wisconsin 53719. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as the case may be.

REPORT OF THE AUDIT COMMITTEE
In accordance with its written charter, the Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements of the Company.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2009 Annual Report on Form 10-K with the Company’s management and independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.
The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance.” In addition, the Company’s independent registered public accounting firm provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm on a case-by-case basis. The Audit Committee has considered whether the provision of the services related to the Audit-Related Fees, Tax Fees and All Other Fees set forth in “Miscellaneous—Independent Registered Public Accounting Firm” was compatible with maintaining the independence of the independent registered public accounting firm and determined that such services did not adversely affect the independence of the firm.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.
AUDIT COMMITTEE
Dean W. Voeks, Chair
Mark D. Bugher
Jan A. Eddy
John M. Silseth

PRINCIPAL SHAREHOLDERS
Management and Directors
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 17, 2010 by: (i) each director and director nominee; (ii) each of the executive officers named in the “Summary Compensation Table;” and (iii) all of the directors, director nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned. As of March 17, 2010, there were 2,540,141 shares of Common Stock outstanding.

	Shares of		Percent of
	Common Stock		Common Stock
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Gary E. Zimmerman	94,436	(1)	3.7%

Corey A. Chambas	90,094	(2)	3.5%

Leland C. Bruce	82,670	(3)	3.3%

Jerome J. Smith	57,685		2.3%

John M. Silseth	33,593		1.3%

Michael J. Losenegger	27,375	(2)	1.1%

Charles H. Batson	20,327		*

Jan A. Eddy	7,428		*

Dean W. Voeks	5,335		*

Mark D. Bugher	1,500		*

Barbara H. Stephens	0		*

All directors, nominees and executive officers as a group (17 persons)	515,887	(2)(4)	19.6%

*	Denotes less than 1%.
1)	Includes 5,732 shares held by Mr. Zimmerman’s spouse through an IRA.

2)
Includes the following number of shares of Common Stock that may be purchased under stock options which, as of March 17, 2010, were currently exercisable or were exercisable within 60 days: Mr. Chambas, 34,432 shares; Mr. Losenegger, 17,500 shares; and all directors, nominees and executive officers as a group, 92,616 shares.

3)	Includes 6,096 shares held by Mr. Bruce’s spouse and 12,500 shares held by LCB, LLC., an entity owned by Mr. Bruce.

4)	Includes 15,583 shares held by spouses of the group.

Other Beneficial Owners
The following table sets forth certain information regarding beneficial ownership as of December 31, 2009 by the only person known to the Company to own more than 5% of the outstanding Common Stock. The beneficial ownership information with respect to Sam Jacobsen (or his estate) set forth below is based on information available to us through December 31, 2007, the last date for which such information was made available to the Company through a Schedule 13D or Schedule 13G filing. Based on reports in the Madison, Wisconsin press the Company understands that Mr. Jacobsen passed away during 2010. Neither Mr. Jacobsen nor his estate has filed reports on Schedule 13-D or Schedule 13-G with respect to his ownership of Common Stock, so the Company cannot provide any assurance that the ownership of Mr. Jacobsen (or his estate) has not changed since that time.

Name and Address of	Shares of Common Stock	Percent of
Beneficial Owner	Beneficially Owned	Class

Sam Jacobsen 3541 Bishops Way Middleton, WI 53562	341,536	13.4%

SUMMARY COMPENSATION TABLE
The following table sets forth for each of the named executive officers: (1) the dollar value of base salary and bonus earned; (2) the dollar value of the compensation cost of all outstanding stock and option awards recognized over the requisite service period, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718 (without reduction for estimated forfeitures); (3) the dollar value of earnings under the non-equity incentive plan; (4) the change in pension value; (5) all other compensation; and (6) the dollar value of the total compensation. The named executive officers are Corey A. Chambas, President and Chief Executive Officer of the Company, Charles H. Batson, President and Chief Executive Officer of First Business Capital Corp. and Michael J. Losenegger, Chief Operating Officer of the Company.

							(b)
						Non-equity	Change
				(a)		incentive	in	(c)
				Stock	Option	plan	pension	All other
		Salary	Bonus	awards	awards	compensation	value	compensation	Total
Name and principal position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Corey A. Chambas, President &	2009	281,791	0	0	0	0	41,592	12,364	335,747
Chief Executive Officer	2008	276,265	0	76,476	0	45,694	38,204	16,055	452,694

Charles H. Batson, President & Chief Executive Officer	2009	208,591	0	0	0	61,221	0	11,250	281,062
First Business Capital Corp.	2008	204,500	0	47,550	0	46,810	0	14,986	313,846

Michael J. Losenegger	2009	195,228	0	0	0	0	0	12,597	207,825
Chief Operating Officer	2008	191,400	0	44,380	0	21,781	0	16,536	274,097

a)	The value of the restricted stock award is computed by multiplying the number of shares granted times the market value on the grant date. See “Outstanding Equity Awards at December 31, 2009.”

b)
The change for Mr. Chambas is the increase in the present value of the amount due at normal retirement under his supplemental retirement and change of control agreement. Under the agreement, the Company will be obligated to pay Mr. Chambas a normal retirement benefit consisting of ten annual payments of sixty percent of his salary (as defined in the agreement) upon Mr. Chambas’ separation from service with the Company at or after normal retirement (as defined in the agreement).

c)
The Company provided a 3% 401(k) match in 2009 and 2008 and a 0% discretionary 401(k) profit sharing contribution in 2009 and a 1.82% discretionary 401(k) profit sharing contribution in 2008 for each of the named executive officers as follows: Mr. Chambas, $7,350 and $0 for 2009 and $6,900 and $4,186 for 2008; Mr. Losenegger, $6,510 and $0 for 2009 and $6,900 and $4,186 for 2008; Mr. Batson, $7,350 and $0 for 2009 and $6,900 and $4,186 for 2008. Mr. Chambas and Mr. Losenegger have the use of vehicles owned by the Company. The other compensation listed is the value of their personal mileage, included as a “taxable fringe” on their respective W-2’s. Mr. Batson receives a $325 per month automobile allowance.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009
The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2009, including the number of shares underlying both exercisable and unexercisable portions of each stock option, and the expiration date of each outstanding option.

	Option Awards				Stock Awards
	Number of	Number of				Number	Market value
	securities	securities				of shares	of shares or
	underlying	underlying		(a)		or units of	units of
	unexercised	unexercised	Option	Option	(b)	stock that	stock that
	options (#)	options (#)	exercise	expiration	Grant	have not	have not
Name and principal position	exercisable	unexercisable	price ($)	date	date	vested (#)	vested ($)

Corey A. Chambas	7,432	0	19.00	10/15/11
President & Chief Executive Officer	10,000	0	22.00	1/27/13
	10,000	0	24.00	10/18/14
	7,000	0	25.00	2/17/15
					2/1/06	750	7,215
					10/18/06	875	8,418
					7/16/07	1,988	19,125
					7/23/08	3,619	34,815

Charles H. Batson, President & Chief Executive Officer					1/3/06	1,500	14,430
First Business Capital Corp					7/16/07	1,238	11,910
					7/23/08	2,250	21,645

Michael J. Losenegger	5,000	0	22.00	1/27/13
Chief Operating Officer	2,500	0	22.00	10/20/13
	5,000	0	24.00	10/18/14
	5,000	0	25.00	2/17/15
					2/1/06	419	4,031
					9/21/06	475	4,570
					7/16/07	1,150	11,063
					7/23/08	2,100	20,202

a)	All option grants vest at 25% per year for four years from the grant date. Option grants that expire on 10/15/2011, 1/27/2013, 10/20/2013, 10/18/2014 and 2/17/2015 are fully vested.

b)
All restricted stock grants vest at 25% per year for four years from the grant date. The unvested restricted stock will vest as follows. For the grant dated 2/01/2006 to Mr. Chambas: 750 will vest on 2/1/2010. For the grant dated 10/18/2006 to Mr. Chambas: 875 will vest on 10/18/2010. For the grant dated 7/16/2007 to Mr. Chambas: 994 will vest on 7/16/2010 and 994 will vest on 7/16/2011. For the grant dated 7/23/2008 to Mr. Chambas: 1,206 will vest on 7/23/2010, 1,206 will vest on 7/23/2011 and 1,207 will vest on 7/23/2012. For the grant dated 1/3/2006 to Mr. Batson: 1,500 will vest on 1/3/2010. For the grant dated 7/16/2007 to Mr. Batson: 619 will vest on 7/16/2010 and 619 will vest on 7/16/2011. For the grant dated 7/23/2008 to Mr. Batson: 750 will vest on 7/23/2010, 750 will vest on 7/23/2011 and 750 will vest on 7/23/2012. For the grant dated 2/1/2006 to Mr. Losenegger: 419 will vest on 2/1/2010. For the grant dated 9/21/2006 to Mr. Losenegger: 475 will vest on 9/21/2010. For the grant dated 7/16/2007 to Mr. Losenegger: 575 will vest on 7/16/2010 and 575 will vest on 7/16/2011. For the grant dated 7/23/2008 to Mr. Losenegger: 700 will vest on 7/23/2010, 700 will vest on 7/23/2011 and 700 will vest on 7/23/2012.

DISCLOSURE REGARDING TERMINATION AND
AND CHANGE IN CONTROL PROVISIONS
Corey A. Chambas
On January 1, 2005, First Business Bank, a subsidiary of the Company, amended and restated an agreement with Corey Chambas, President and Chief Executive Officer of the Company and former President and Chief Executive Officer of First Business Bank. The agreement provides Mr. Chambas with retirement and death benefits as well as certain change in control benefits as outlined below.
Mr. Chambas is entitled to a change in control benefit if, within two years after the change in control, one of the following occurs:
i)	The Company terminates Mr. Chambas’ employment without cause;
ii)	Mr. Chambas terminates his employment within three months after being demoted or moved outside Milwaukee, Ozaukee, Waukesha, or Dane counties;
iii)	Mr. Chambas terminates his employment within three months after his salary is reduced by 10% or more without his agreement; or
iv)	Mr. Chambas voluntarily terminates his employment within three months of the change in control.
If Mr. Chambas’ employment is terminated pursuant to (i), (ii), or (iii), then the amount of the change in control benefit payable to Mr. Chambas is equal to the aggregate of the fair value of Mr. Chambas’ unvested stock options and restricted shares issued by the Company calculated as of the date of his termination or separation from employment, plus such additional amount as will, when added to any parachute payment, as defined in Section 280G of the Internal Revenue Code, made to Mr. Chambas contingent upon the change in control, equal 2.99 times his salary. In the event the amount is greater than the amount allowable as defined in Section 280G, Mr. Chambas will be paid the lesser amount. If Mr. Chambas’ employment is terminated pursuant to (iv), then the change in control benefit payable to Mr. Chambas is equal to two times his salary, unless it is greater than the amount allowable as defined in Section 280G, in which event the lesser amount would be paid to Mr. Chambas.
Under the agreement, Mr. Chambas is prohibited from competing with the Company for a period of two years after the termination of his employment.
A “change in control” of the Company is deemed to have occurred if: (i) any person becomes the beneficial owner of securities of the Company representing at least fifty percent of the combined voting power of the Company’s then outstanding securities; (ii) during any twelve consecutive months, individuals who, at the beginning of the twelve month period constitute the Board, cease for any reason to constitute a majority of the Board; provided, however, a change in control shall not occur pursuant to this provision, if a new director is approved by a vote of at least a majority of the directors serving on the Board, and these directors either were directors at the beginning of the twelve month period or whose election or nomination for election was so approved; or (iii) the shareholders of the Company approve: (A) a plan of complete liquidation of the Company; (B) an agreement for the sale or disposition of all or substantially all of the Company’s assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding prior thereto continuing to represent at least fifty percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after or within one year following such merger, consolidation, or reorganization.

The following table describes the potential payments upon termination or a change in control for Mr. Chambas. The table assumes that his employment was terminated on December 31, 2009, and the price per share was $9.62, the closing price of the Company’s Common Stock on December 31, 2009. A description of the circumstances that would trigger payments or the provision of benefits to Mr. Chambas, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding the agreement, as well as other material assumptions that the Company has made in calculating the estimated compensation in the following table.

					(a)
					Termination
					by Company
					not for Cause	(a)
					or by	Voluntary
					Executive for	Termination
	Termination				Good Reason	by Executive
	by Company	Termination			Following	Within Three
	for Cause or	by Company		Change in	Change in	Months of a
	by Executive	not for Cause	Death	Control	Control	Change in
Executive Benefits and Payments upon :	($)	($)	($)	($)	($)	Control ($)
Compensation

Severance	0	760,835	0	0	927,241	760,835
Consulting Agreement	0	10,000	0	0	10,000	10,000
Stock Options Unvested & Accelerated	0	0	0	0	0	0
Restricted Stock Unvested & Accelerated	0	0	69,572	69,572	0	0
Benefits and Perquisites
Supplemental Retirement Benefits	0	0	1,500,000	0	0	0

Total	0	770,835	1,569,572	69,572	937,241	770,835

(a)
The total benefit to Mr. Chambas excludes the value received through the acceleration of unvested stock options and restricted stock because the value is transferred upon the occurrence of a change in control and is not contingent upon a separation from the Company.

The amounts listed in the table above are those benefits and payments that would become due and payable as if the event occurred on December 31, 2009. Mr. Chambas’ other potential benefits do not become vested either partially or completely until December 1, 2016.
The agreement also provides that, in the event Mr. Chambas dies while in the employ of the Company, the Company shall pay to his designated beneficiary or to his estate, the sum of $1,500,000. The death benefit is paid over a period of ten years beginning on the 15th day of the month immediately following Mr. Chambas’ death. Under normal circumstances, the death benefit is paid in lieu of, rather than in addition to the retirement benefit. If, however, the amount of normal or early retirement benefit Mr. Chambas would be entitled to on the day of his death exceeds the amount of the death benefit, then the retirement benefit shall be paid as a replacement for the death benefit.
If Mr. Chambas is terminated for a reason other than cause prior to a change in control or more than two years after a change in control, then he will be entitled to a severance benefit equal to the greater of two times his salary (defined above) or the amount of any early or normal retirement benefit. If Mr. Chambas is terminated for cause, all of the Company’s obligations to pay any benefit under the agreement shall immediately become null and void.
“Cause” shall be determined by the Board, in the exercise of good faith and reasonable judgment, and shall generally mean any of the following:
i)
The willful, intentional, and continued failure by Mr. Chambas to substantially perform his duties to the best of his ability after a written demand for performance is delivered by the Board to Mr. Chambas that identifies the failure to perform such duties if such failure is not remedied within ninety calendar days after receipt of the written demand by Mr. Chambas; or

ii)
The occurrence of Mr. Chambas’ conviction for committing an act of fraud, embezzlement, theft, or other act constituting a felony substantially related to the circumstances of his duties; or material breach by Mr. Chambas of the bank laws of Wisconsin or the United States or any regulation issued by state or federal regulatory authority having jurisdiction over the banking affairs of the First Business Bank, or any of its subsidiary, parent, or affiliated organizations; or an act that disqualifies Mr. Chambas from serving as an officer or director of a bank under Wisconsin or federal banking laws.

Charles H. Batson
On February 6, 2006, First Business Capital Corp. (“FBCC”), a subsidiary of First Business Bank, entered into an Executive Change in Control Severance Agreement with Charles H. Batson, President and Chief Executive Officer of FBCC. The Agreement was amended and restated on February 1, 2007 and again on August 6, 2007.
The agreement is triggered by a change in control of FBCC or the Company and requires FBCC or the Company to make payment of severance benefits to Mr. Batson if any event defined as a qualifying termination occurs. A qualifying termination is defined as:
i)	Separation from service with FBCC or the Company due to FBCC’s or the Company’s involuntary termination of Mr. Batson’s employment without cause; or
ii)	Separation from service with FBCC or the Company due to Mr. Batson’s termination of employment for good reason, meaning any one or more of the following:
•	A material reduction of Mr. Batson’s authorities, duties, or responsibilities as President and CEO;
•	A requirement that Mr. Batson move to a location in excess of one hundred miles from his principal job location;
•	A reduction in Mr. Batson’s base salary in effect at the time of the change in control;
•	The failure of the FBCC or the Company to continue Mr. Batson’s participation in employee benefit programs, non-equity incentive programs, or other compensation arrangements then in effect;
•	The failure of FBCC or the Company to obtain a satisfactory agreement from any successor to the Company to perform the Company’s obligations under this agreement; or
•	A material breach of this agreement by FBCC or the Company that is not remedied within ten business days of receipt of a written notice of the breach delivered to FBCC or the Company by Mr. Batson.

The following table describes the payments that would be made to Mr. Batson if a qualified termination had occurred on December 31, 2009. The table assumes that his employment was terminated on December 31, 2009, and the price per share was $9.62, the closing price of the Company’s Common Stock on December 31, 2009.

Change in
Control
resulting in
a Qualified
Termination
Executive Benefits and Payments upon :	($)
Compensation
Non Equity Incentive Plan	61,221
Severance	490,188
Restricted Stock Unvested & Accelerated	47,994
Benefits and Perquisites
Health Benefits	20,183

Total	619,586

If Mr. Batson becomes entitled to severance benefits, FBCC is obligated to pay to and provide him with:
i)	A lump sum cash amount equal to Mr. Batson’s unpaid base salary, accrued vacation pay, and unreimbursed business expenses from the most recently completed fiscal year;
ii)	Any amount payable to Mr. Batson under the non-equity incentive compensation plan then in effect;
iii)	A cash amount equal to two times Mr. Batson’s annual base salary;
iv)
A lump sum cash amount equal to the greater of (i) Mr. Batson’s then current target incentive compensation opportunity established under any annual non-equity incentive plan; or (ii) his target incentive compensation opportunity in effect prior to the change in control; and

v)	The continuation of Mr. Batson’s health insurance coverage for eighteen months from the effective date of termination.
Subject to certain exceptions, a “change in control” will occur if any of the following events occur, provided that, for purposes of this definition, “Company” includes both FBCC and First Business Financial Services, Inc.:
i)
The acquisition by any individual, entity, or group, of beneficial ownership of more than fifty percent of the combined voting power of the Company’s outstanding securities with respect to the election of directors of the Company;

ii)
The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however a Corporate Transaction pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the Company immediately prior to the Corporate Transaction will beneficially own, directly or indirectly, more than fifty percent of the outstanding shares of common stock of the resulting entity and of the combined voting power of the outstanding securities entitled to vote for the election of directors of such entity; or

iii)
During any period of not more than twelve consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director whose election by the Board of Directors of the Company or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority.

Michael J. Losenegger
On August 6, 2007, the Company entered into an Executive Change in Control Severance Agreement with Michael J. Losenegger, Chief Operating Officer of the Company. The agreement is triggered by a change in control of the Company and requires the Company to make payment of severance benefits to Mr. Losenegger if any event defined as a qualifying termination occurs. A qualifying termination is defined as:
i)	Separation from service with the Company due to the Company’s involuntary termination of Mr. Losenegger’s employment without cause; or
ii)	Separation from service with the Company due to Mr. Losenegger’s termination of employment for good reason, meaning any one or more of the following:
•	A material reduction of Mr. Losenegger’s authorities, duties, or responsibilities as Chief Operating Officer;
•	A requirement that Mr. Losenegger move to a location in excess of one hundred miles from his principal job location;
•	A reduction in Mr. Losenegger’s base salary in effect at the time of the change in control;
•	The failure of the Company to continue Mr. Losenegger’s participation in employee benefit programs, non-equity incentive programs, or other compensation arrangements then in effect;
•	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to perform the Company’s obligations under this agreement; or
•	A material breach of this agreement by the Company that is not remedied within ten business days of receipt of a written notice of the breach delivered to the Company by Mr. Losenegger.
The following table describes the payments that would be made to Mr. Losenegger if a qualified termination had occurred on December 31, 2009. The table assumes that his employment was terminated on December 31, 2009, and the price per share was $9.62, the closing price of the Company’s Common Stock on December 31, 2009.

Change in
Control
resulting in
a Qualified
Termination
Executive Benefits and Payments upon :	($)
Compensation
Non Equity Incentive Plan	0
Severance	439,263
Restricted Stock Unvested & Accelerated	39,875
Benefits and Perquisites
Health Benefits	16,469

Total	495,607

If Mr. Losenegger becomes entitled to severance benefits, then the Company is obligated to pay to and provide him with:
i)	A lump sum cash amount equal to Mr. Losenegger’s unpaid base salary, accrued vacation pay, and unreimbursed business expenses from the most recently completed fiscal year;
ii)	Any amount payable to Mr. Losenegger under the non-equity incentive compensation plan then in effect;
iii)	A cash amount equal to two times Mr. Losenegger’s annual base salary;
iv)
A lump sum cash amount equal to the greater of (i) Mr. Losenegger’s then current target incentive compensation opportunity established under any annual non-equity incentive plan; or (ii) his target incentive compensation opportunity in effect prior to the change in control; and

v)	The continuation of Mr. Losenegger’s health insurance coverage for eighteen months from the effective date of termination.
Subject to certain exceptions, a “change in control” will occur if any of the following events occur:
i)
The acquisition by any individual, entity, or group, of beneficial ownership of more than fifty percent of the combined voting power of the Company’s outstanding securities with respect to the election of directors of the Company;

ii)
The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however a Corporate Transaction pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the Company immediately prior to the Corporate Transaction will beneficially own, directly or indirectly, more than fifty percent of the outstanding shares of common stock of the resulting entity and of the combined voting power of the outstanding securities entitled to vote for the election of directors of such entity; or

iii)
During any period of not more than twelve consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director whose election by the Board of Directors of the Company or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority.

DIRECTOR COMPENSATION
In 2009, each of the non executive officer directors of the Company received an annual retainer of $20,000. The Chair of the Board of Directors of the Company received an additional annual retainer of $10,000. The Chairs of the Compensation Committee and the Chairs of the Corporate Governance and Nominating Committee received additional retainers for their periods of service based on an annual retainer amount of $3,000, while the Chair of the Audit Committee received an additional annual retainer of $5,000. Non executive officer Board and committee members were paid $750 for each Board and committee meeting attended in person or via teleconference. All director and committee fees were paid in cash.

					Change in
					pension value
				Non-equity	and
	Fees earned	(a)		incentive	nonqualified	(b)
	or paid in	Stock	Option	plan	deferred	All other
	cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	($)	($)	earnings ($)	($)	($)
Leland C. Bruce	34,250	0	0	0	0	15,905	50,155
Mark D. Bugher	35,000	0	0	0	0	0	35,000
Jan A. Eddy (d)	35,000	0	0	0	0	18,770	53,770
Loren D. Mortenson (c)	20,250	0	0	0	0	0	20,250
John M. Silseth (d)	37,250	0	0	0	0	14,625	51,875
Jerome J. Smith	39,000	0	0	0	0	62,849	101,849
Dean W. Voeks	40,750	0	0	0	0	0	40,750
Gary E. Zimmerman (d)	39,500	0	0	0	0	0	39,500

(a)	Mr. Smith has 1,255 restricted shares outstanding as of 12/31/2009.

(b)
Includes Company subsidiary Board and committee fees. Mr. Smith’s total includes $54,222 of compensation for consulting services as an employee. Mr. Smith’s total also includes $1,627 of employer 401(k) match.

(c)	Mr. Mortenson retired July 2009.

(d)
Ms. Eddy and Mr. Silseth each received $750 for their respective service as Chair of the Corporate Governance and Nominating Committee and Chair of the Compensation Committee beginning in the fourth quarter of 2009. Mr. Zimmerman stepped down as Chair of the Corporate Governance and Nominating Committee and the Compensation Committee during the fourth quarter of 2009 and received an aggregate of $6,000 of retainer payments during 2009 as Chair of those Committees. Mr. Zimmerman continues to be a member of both Committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and holders of 10% or more of the outstanding Common Stock of the Company (“10% holders”) to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that, during the fiscal year ended December 31, 2009, all of its directors and executive officers complied with the Section 16(a) filing requirements. The Company has not been able to confirm that Sam Jacobsen (or his estate), who the Company believes owns over 10% of its outstanding shares, filed all reports required to be filed pursuant to Section 16(a).
RELATED PARTY TRANSACTIONS
Under its written charter, the Audit Committee is responsible for reviewing related party transactions and potential conflicts of interest. The Audit Committee is also responsible for reviewing, on an annual basis, the FRB Regulation O Report prepared by management and the FR Y-6 Report filed with the Federal Reserve Bank. The Company’s executive officers and directors and their associates have been, and the Company anticipates that they will continue to be, clients of the Company’s subsidiary banks, First Business Bank and First Business Bank-Milwaukee (the “Banks”) in the ordinary course of business, which includes maintaining deposit, trust and other fiduciary accounts and obtaining loans. The Banks have granted various types of loans to the Company’s executive officers and directors, and to entities controlled by them. As of December 31, 2009, such loans were made consistent with similar practices in the banking industry generally, were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other clients, did not involve more than the normal risk of collectability or present other unfavorable features, and were subject to and made in accordance with Federal Reserve Bank Regulation O. All extensions of credit made to the Company’s directors are approved by the Banks’ Boards as insider loans under Regulation O requirements.

MISCELLANEOUS
Independent Registered Public Accounting Firm
KPMG LLP acted as the independent registered public accounting firm for the Company in 2009. The Audit Committee is solely responsible for the selection, retention, oversight and, when appropriate, termination of the Company’s independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.
The fees to KPMG LLP for the fiscal years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Audit Fees(1)	$221,080	$156,000
Audit-Related Fees	—	—
Tax Fees(2)	16,320	135,930
All Other Fees	—	—

Total	$237,400	$291,930

(1)
Audit fees consist of fees incurred in connection with the audit of annual financial statements, the review of interim financial statements included in the quarterly reports on Form 10-Q, the issuance of consents, assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
In 2009, tax fees consist of fees incurred in connection with tax advice. In 2008, tax fees consist of fees incurred in connection with tax return preparation, tax planning, tax compliance and related tax advice.

The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent registered public accounting firm. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management. During 2009, no fees to the independent registered public accounting firm were approved pursuant to the de minimis exception under the Securities and Exchange Commission’s rules.
Compensation Consultant
In 2009 the Board did not engage a compensation consultant for the purpose of providing compensation consulting services to the Board, Compensation Committee or management.

ITEM 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected KPMG LLP as the Company’s independent auditors for the year ending December 31, 2010. Although not required to be submitted to a stockholder vote, the Board of Directors believes it appropriate to obtain shareholder ratification of the Audit Committee’s action in appointing KPMG LLP as the Company’s independent registered public accounting firm. Should such appointment not be ratified by the shareholders, the Audit Committee will reconsider the matter. The Audit Committee expects that the full Board of Directors will ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm at their first meeting after the Annual Meeting.
THE BOARD RECOMMENDS THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND URGES EACH SHAREHOLDER TO VOTE “FOR” SUCH RATIFICATION. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” SUCH NOMINEES.
OTHER MATTERS
Shareholder Proposals
Proposals that shareholders of the Company intend to include in the Company’s proxy statement for the 2011 annual meeting and present at the 2011 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), must be received by the Company by the close of business on December 2, 2010. In addition, a shareholder who otherwise intends to present business at the 2011 annual meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company’s By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the By-Laws, to the Corporate Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the previous year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the By-Laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2011 annual meeting but do not intend to include in the Company’s proxy statement for such meeting) after February 13, 2011 and before March 18, 2011, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2011 annual meeting. If the Board chooses to present such proposal at the 2011 annual meeting, then the persons named in proxies solicited by the Board for the 2011 annual meeting may exercise discretionary voting power with respect to such proposal.
Other Matters
The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Barbara M. Conley, SVP, General Counsel and Corporate Secretary, First Business Financial Services, Inc., 401 Charmany Drive, Madison, Wisconsin 53719.

By Order of the Board of Directors FIRST BUSINESS FINANCIAL SERVICES, INC.
/s/ Barbara M. Conley
Barbara M. Conley
SVP, General Counsel and Corporate Secretary
April 1, 2010

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 17, 2010.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com/FBIZ

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees.

1.	Class III Director Nominees:	For	Withhold		For	Withhold		For	Withhold

	01 – Jan A. Eddy*	☐	☐	02 – John M. Silseth*	☐	☐	03 – Dean W. Voeks*	☐	☐
* All nominees to the Board of Directors of the Corporation to serve for three year terms expiring in 2013.

B Vote on Proposal — The Board of Directors recommends a vote FOR the proposal.

		For	Against	Abstain
2.	To ratify the selection of KPMG LLP as the independent registered public accounting firm for First Business Financial Services, Inc for the year ended December 31, 2010.	☐	☐	☐	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. The Corporation is not aware of any such business.

C Non-Voting Items
Change of Address — Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign and mail in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If stock is held jointly or in two or more names, all persons so named should sign. A corporation should sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2010 Annual Meeting of Shareholders
You are cordially invited to attend the Annual Meeting of Shareholders of First Business Financial Services, Inc. to be held at the Fluno Center for Executive Education located at 601 University Avenue, Madison, Wisconsin 53715, at 4:00 p.m. (CDT) on Monday, May 17, 2010.
There will be a reception following the Annual Meeting. Please RSVP by calling (608) 232-5918 and letting us know the names of those attending the Annual Meeting.

Whether or not you plan to attend the Annual Meeting of Shareholders, it is important that all Shares are represented. Please vote and sign the proxy card printed on the reverse side. Tear at the perforation and mail the proxy card in the enclosed postage-paid envelope at your earliest convenience or vote via the telephone or Internet.
We look forward to seeing you on May 17.
THANK YOU FOR VOTING. ALL VOTES ARE IMPORTANT!
Do Not Return This Proxy Card if you are voting via the telephone or Internet.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 17, 2010: The proxy statement and 10-K are available online at www.firstbusiness.com/proxymaterials.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — First Business Financial Services, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2010
The undersigned appoints Barbara M. Conley and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Business Financial Services, Inc. (“the Corporation”) held of record by the undersigned at the close of business on March 17, 2010 at the Annual Meeting of Shareholders of First Business Financial Services, Inc. to be held on May 17, 2010 or any postponement or adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ITEMS A 1 and B 2 ON THE REVERSE SIDE. IN THE ABSENCE OF AN INDICATION TO THE CONTRARY, THIS PROXY WILL BE VOTED “FOR” ITEMS A 1 and B 2 ON THE REVERSE SIDE, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.
(Continued and to be voted on reverse side.)
THANK YOU FOR VOTING